Taxation - Income Tax Expense/(Benefit) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Current tax:
Corporate tax	$ 21,969	$ 33,105	$ 32,430
Prior year adjustments	16,613	3,567	(96)
Total current tax	38,582	36,672	32,334
Total deferred tax benefit, net	(42,105)	(33,670)	(46,768)
Income tax (benefit)/expense	$ (3,523)	$ 3,002	$ (14,434)